UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2008

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CHINA CLEAN ENERGY INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-50494	87-0700927
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Fujian Zhongde Technology Co., Ltd.,

Fulong Industry Zone, Longtian Town Fuqing City,

Fujian, China, 35013

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.

Regulation FD Disclosure.

On November 17, 2008, at 9:00 a.m. ET, China Clean Energy Inc. held a conference call for investors and the public to provide an update on the results of its third fiscal quarter ended September 30, 2008. A transcript of the conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any filing of China Clean Energy Inc. under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Transcript of November 17, 2008 Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CLEAN ENERGY INC.

Dated: November 20, 2008	By:	/s/ RI-WEN XUE
Ri-wen Xue Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of November 17, 2008 Conference Call